Exhibit 4.1

[FACE OF CERTIFICATE]

AMAG

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

[LOGO]

COMMON STOCK

$.01 PAR VALUE

AMAG PHARMACEUTICALS, INC.

THIS CERTIFICATE IS TRANSFERABLE IN BOSTON, MASSACHUSETTS AND IN NEW YORK, NEW YORK

CUSIP 00163U 10 6

SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $.01 PAR VALUE, OF

AMAG PHARMACEUTICALS, INC. transferable on the books of the Corporation in person or by attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are subject to the laws of the State of Delaware and to the Certificate of Incorporation and the By-laws of the Corporation as from time to time amended.

This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

IN WITNESS WHEREOF, AMAG PHARMACEUTICALS, INC. has caused its facsimile corporate seal and the facsimile signatures of its duly authorized officers to be hereunto affixed.

Dated:

[SIGNATURE]

PRESIDENT

[SEAL]

[SIGNATURE]

TREASURER

COUNTERSIGNED AND REGISTERED:

AMERICAN STOCK TRANSFER & TRUST COMPANY

(NEW YORK, N.Y.)

TRANSFER AGENT

AND REGISTRAR

BY

AUTHORIZED SIGNATURE

[REVERSE OF CERTIFICATE]

The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of sock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM — as tenants in common

TEN ENT — as tenants by the entireties

JT TEN — as joint tenants with right of survivorship and not as tenants in common

COM PROP - as community property

UNIF GIFT MIN ACT —		Custodian		under Uniform Gifts to Minors
	(Cust)		(Minor)
Act
(State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED                        hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)

Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated,

NOTICE:

THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY

CHANGE WHATEVER.

Signature(s) Guaranteed:

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN

APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.